Business combination - Summary of The valuation techniques used to measure the fair value of significant assets acquired For Each Major Class Of Assets Acquired And Liabilities Assumed (Details)	2 Months Ended
Dec. 31, 2025
HIEP HIEP THANH Investment Company Limited | Property and equipment and investment property [Member]
Disclosure Of valuation techniques used to measure the fair value of significant assets acquired [Line Items]
Property and equipment and investment property	Market approach and income approach using the discounted cash flow (“DCF”) method: Under the market approach, fair value was determined based on recent transaction cases and market data of comparable properties with similar location, use, and scale as of the acquisition date. Under the income approach, fair value was estimated by projecting future cash flows expected to be generated from the investment property based on reasonable assumptions and discounting them using an appropriate discount rate.